Offerings - Offering: 1	Oct. 15, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Mortgage Backed Securities
Security Class Title	AXDB 2026-MULT1, Commercial Mortgage Pass-Through Certificates, Series 2026-MULT1
Amount Registered | shares	483,577,000
Proposed Maximum Offering Price per Unit	1
Maximum Aggregate Offering Price	$ 483,577,000
Amount of Registration Fee	$ 42,071.20
Offering Note
(1)	Estimated solely for the purpose of calculating the registration fee.